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                                                                      Exhibit 23


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-43451, No. 33-77224 and No. 33-83330) of Altris Software, Inc. of our report dated February 25, 1997, appearing on page 22 of this Form 10-K.



/s/ PRICE WATERHOUSE LLP

San Diego, California
March 28, 1997